UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------



                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Patricia J. Walsh, Vice President, Secretary and Chief Legal Officer
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 06/30/09
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                                                                      MASSMUTUAL
                                                         PARTICIPATION INVESTORS

--------------------------------------------------------------------------------

                                                                  REPORT FOR THE
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2009

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

INTERNET WEBSITE
www.babsoncapital.com/mpv

          MassMutual Participation Investors
          c/o Babson Capital Management LLC
[LOGO]    1500 Main Street, Suite 2200
          Springfield, Massachusetts 01115
          (413) 226-1516

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICY

MassMutual Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as common stock, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http://www.babsoncapital.com/mpv; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website:
http:// www.babsoncapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.


 MVP
Listed
 NYSE

TO OUR SHAREHOLDERS                           MassMutual Participation Investors
July 31, 2009

We are pleased to present the June 30, 2009 Quarterly Report of MassMutual Participation Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of 25 cents per share, payable on August 14, 2009 to shareholders of record on August 3, 2009. The Trust had previously paid a 25 cent per share dividend for the preceding quarter.

U.S. equity markets, as approximated by the Russell 2000 Index, increased 20.69% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 23.07% for the quarter.

Middle market buyout activity increased moderately during the second quarter as the financial markets continued to stabilize. However, senior lending capacity, one of the key drivers of buyout activity, continues to be limited as banks and other senior capital providers refrain from taking risk. Until senior lending capacity expands, we expect middle market buyout activity to remain sluggish. During the quarter, we closed on two new investments and two add-on investments in existing portfolio companies. Shortly after quarter end, we closed on two additional new investments. While we are pleased with these additions to the portfolio, as new investments continue to be more conservatively structured and attractively priced than has been the market norm for the past few years, we do not expect a sustained rebound in new investment activity for the foreseeable future. We continue to spend considerable time working with our existing portfolio companies. The current weak economic conditions and the difficult banking environment is negatively impacting the ability of many of our portfolio companies to service their debts. We expect this to continue to be the case for at least the rest of 2009. We did have one portfolio company sold during the quarter and we realized a gain on our investment. However, we expect realization activity to remain slow until credit availability improves.

During the quarter, the Trust made private placement investments in two new issuers and two "follow-on" investments, totaling approximately $2.8 million. The follow-on investments purchased by the Trust were K P I Holdings, Inc. and Postle Aluminum Company LLC. The two new issuers were Apex Analytix Holding Corporation and Telecorps Holdings, Inc. The weighted average coupon of these investments was 12.64%. (A brief description of these investments can be found in the Consolidated Schedule of Investments.)

During the quarter ended June 30, 2009, net assets of the Trust increased to $109,871,490 or $11.05 per share compared to $105,445,089 or $10.62 per share on
March 31, 2009, which translates into a 6.49% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust returned -4.89%, 4.05%, 11.73%, and 11.05% for the 1-, 3-, 5-, and 10-year time periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends. The Trust earned 23 cents per share of net investment income for the quarter, compared to 27 cents per share in the previous quarter.

During the quarter ended June 30, 2009, the market price of the Trust increased 29.9% from $8.50 per share to $11.04 per share. The Trust's market price of $11.04 per share equates to a 0.1% discount to the June 30, 2009 net asset value per share. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 3.1%, 6.8% and 5.1%, respectively.

Thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,

/s/ Michael L. Klofas

Michael L. Klofas
President


PORTFOLIO COMPOSITION AS OF 6/30/09*

                            [PIE CHART APPEARS HERE]

                PRIVATE / RESTRICTED          PUBLIC EQUITY
                EQUITY                        0.4%
                13.4%
                                              PRIVATE / 144A HIGH
                CASH & SHORT TERM             YIELD DEBT
                INVESTMENTS                   68.6%
                4.8%

                PUBLIC HIGH YIELD
                DEBT
                12.8%


* Based on market value of total investments (including cash) Cautionary Notice:
Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2009
(UNAUDITED)


ASSETS:
Investments
     (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
     (Cost - $117,063,221)                                        $  99,123,247
Corporate public securities at market value
     (Cost - $18,828,264)                                            16,004,282
Short-term securities at amortized cost                               4,310,000
                                                                  -------------
                                                                    119,437,529
Cash                                                                  1,430,039
Interest receivable                                                   2,994,401
Receivable for investments sold                                          37,508
Prepaid taxes                                                           150,000
Other assets                                                             12,573
                                                                  -------------

     TOTAL ASSETS                                                   124,062,050
                                                                  -------------

LIABILITIES:
Payable for investments purchased                                     1,600,106
Investment advisory fee payable                                         247,211
Note payable                                                         12,000,000
Interest payable                                                         88,933
Accrued expenses                                                        160,656
Other payables                                                           93,654
                                                                  -------------

     TOTAL LIABILITIES                                               14,190,560
                                                                  -------------

     TOTAL NET ASSETS                                             $ 109,871,490
                                                                  =============

NET ASSETS:
Common shares, par value $.01 per share;
  an unlimited number authorized                                  $      99,462
Additional paid-in capital                                           92,759,085
Retained net realized gain on investments, prior years               32,871,737
Undistributed net investment income                                   4,274,692
Accumulated net realized gain on investments                            630,470
Net unrealized depreciation of investments                          (20,763,956)
                                                                  -------------

     TOTAL NET ASSETS                                             $ 109,871,490
                                                                  =============
COMMON SHARES ISSUED AND OUTSTANDING                                  9,946,214
                                                                  =============
NET ASSET VALUE PER SHARE                                         $       11.05
                                                                  =============



See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2

CONSOLIDATED STATEMENT OF OPERATIONS          MassMutual Participation Investors
FOR THE SIX MONTHS ENDED JUNE 30, 2009
(UNAUDITED)


INVESTMENT INCOME:
Interest                                                          $   6,074,512
Dividends                                                                   792
Other                                                                    16,909
                                                                  -------------
     TOTAL INVESTMENT INCOME                                          6,092,213
                                                                  -------------

EXPENSES:
Investment advisory fees                                                484,462
Interest                                                                348,000
Trustees' fees and expenses                                              82,875
Professional fees                                                        78,000
Reports to shareholders                                                  54,000
Custodian fees                                                           15,000
Transfer agent/registrar's expenses                                      12,000
Other                                                                    43,050
                                                                  -------------
     TOTAL EXPENSES                                                   1,117,387
                                                                  -------------
INVESTMENT INCOME - NET                                               4,974,826
                                                                  -------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments before taxes                         1,382,313
Income tax expense                                                       (6,701)
                                                                  -------------
Net realized gain on investments after taxes                          1,375,612
Net change in unrealized depreciation of investments                 (4,377,575)
                                                                  -------------
NET LOSS ON INVESTMENTS                                              (3,001,963)
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $   1,972,863
                                                                  =============



See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2009
(UNAUDITED)


NET DECREASE IN CASH:
Cash flows from operating activities:
     Purchases/Proceeds/Maturities from short-term portfolio
       securities, net                                            $   1,424,793
     Purchases of portfolio securities                              (12,169,971)
     Proceeds from disposition of portfolio securities               11,186,596
     Interest, dividends and other income received                    4,449,956
     Interest expense paid                                             (348,000)
     Operating expenses paid                                           (768,403)
     Income taxes paid                                                  (29,701)
                                                                  -------------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                   3,745,270
                                                                  -------------

Cash flows from financing activities:
     Cash dividends paid from net investment income                  (4,963,622)
     Receipts for shares issued on reinvestment of dividends            204,508
                                                                  -------------
     NET CASH USED FOR FINANCING ACTIVITIES                          (4,759,114)
                                                                  -------------

NET DECREASE IN CASH                                                 (1,013,844)
Cash - beginning of year                                              2,443,883
                                                                  -------------

CASH - END OF PERIOD                                              $   1,430,039
                                                                  =============


RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $   1,972,863
                                                                  -------------

     Decrease in investments                                          1,944,106
     Increase in interest and dividends receivable                   (1,453,673)
     Decrease in receivable for investments sold                         71,143
     Increase in other assets                                           (12,573)
     Increase in payable for investments purchased                    1,187,330
     Decrease in investment advisory fee payable                           (685)
     Increase in accrued expenses                                        14,242
     Decrease in accrued taxes payable                                  (23,000)
     Increase in other payables                                          45,517
                                                                  -------------

          TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS             1,772,407
                                                                  -------------

          NET CASH PROVIDED BY OPERATING ACTIVITIES               $   3,745,270
                                                                  =============



See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
4

CONSOLIDATED STATEMENTS                      MassMutual Participation Investors
OF CHANGES IN NET ASSETS


                                                                   For the six
                                                                   months ended         For the
                                                                     06/30/09          year ended
                                                                   (Unaudited)          12/31/08
                                                                  -------------      -------------
DECREASE IN NET ASSETS:

Operations:
     Investment income - net                                      $   4,974,826      $  10,671,937
     Net realized gain (loss) on investments                          1,375,612         (1,165,028)
     Net change in unrealized depreciation of investments            (4,377,575)       (16,888,301)
                                                                  -------------      -------------
     Net increase (decrease) in net assets resulting from
       operations                                                     1,972,863         (7,381,392)

Increase from common shares issued on reinvestment of dividends
     Common shares issued (2009 - 18,971; 2008 - 65,632)                204,508            847,131

Dividends to shareholders from:
     Net investment income (2009 - $0.25; 2008 - $1.00)              (2,481,811)        (9,915,143)
                                                                  -------------      -------------


TOTAL DECREASE IN NET ASSETS                                           (304,440)       (16,449,404)

NET ASSETS, BEGINNING OF YEAR                                       110,175,930        126,625,334
                                                                  -------------      -------------

NET ASSETS, END OF PERIOD/YEAR (including undistributed net
  investment income of $4,274,692 and $1,781,677, respectively)   $ 109,871,490      $ 110,175,930
                                                                  =============      =============









See Notes to Consolidated Financial Statements
6
--------------------------------------------------------------------------------

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING:

                                          For the six months                      For the years ended December 31,
                                           ended 06/30/2009 -----------------------------------------------------------------------
                                             (Unaudited)        2008           2007           2006           2005           2004
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value:
   Beginning of year                         $     11.10    $     12.84    $     12.90    $     12.21    $     11.13    $      9.84
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net investment income (a)                           0.50           1.08           1.23           1.10           0.99           1.00

Net realized and unrealized
   gain (loss) on investments                      (0.30)         (1.82)         (0.05)          0.77           1.09(b)        1.36
                                             -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations                    0.20          (0.74)          1.18           1.87           2.08           2.36
                                             -----------    -----------    -----------    -----------    -----------    -----------
Dividends from net investment
   income to common shareholders                   (0.25)         (1.00)         (1.23)         (1.18)         (1.01)         (1.10)

Dividends from net realized gain
   on investments to common shareholders              --             --          (0.02)         (0.01)            --             --

Increase from dividends reinvested                    --           0.00(c)        0.01           0.01           0.01           0.03
                                             -----------    -----------    -----------    -----------    -----------    -----------
Total dividends                                    (0.25)         (1.00)         (1.24)         (1.18)         (1.00)         (1.07)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value: End of period/year          $     11.05    $     11.10    $     12.84    $     12.90    $     12.21    $     11.13
                                             -----------    -----------    -----------    -----------    -----------    -----------
Per share market value:
   End of period/year                        $     11.04    $      9.05    $     13.18    $     14.70    $     14.05    $     13.31
                                             ===========    ===========    ===========    ===========    ===========    ===========
Total investment return
   Net asset value (d)                             1.89%         (6.01%)         9.95%         18.64%         22.51%         25.14%
   Market value                                   24.70%        (25.36%)        (1.30%)        16.81%         17.25%         25.77%

Net assets (in millions):
   End of period/year                        $    109.87    $    110.18    $    126.63    $    126.52    $    119.02    $    107.61

Ratio of operating expenses
   to average net assets                           1.43%(e)       1.33%          1.36%          1.17%          1.45%          1.63%

Ratio of interest expense
   to average net assets                           0.65%(e)       0.58%          0.56%          0.57%          0.80%          0.89%

Ratio of income tax expense
   to average net assets (f)                       0.01%(e)       0.00%          0.48%          2.68%          2.83%          0.16%

Ratio of total expenses before custodian fee
   reduction to average net assets (f)             2.09%(e)       1.91%          2.40%          4.46%          5.12%          2.68%

Ratio of net expenses after custodian fee
   reduction to average net assets (f)             2.09%(e)       1.91%          2.40%          4.42%          5.08%          2.68%

Ratio of net investment income
   to average net assets                           9.23%(e)       8.74%          9.32%          8.43%          8.45%          9.60%

Portfolio turnover                                   10%            32%            33%            34%            32%            51%


(a) Calculated using average shares.
(b) Amount includes $0.10 per share in litigation proceeds.
(c) Rounds to less than $0.01 per share.
(d) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(e) Annualized.
(f) As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior borrowings:
   Total principal amount (in millions)       $        12    $        12    $        12    $        12    $        12    $      22.5

   Asset coverage per $1,000
     of indebtedness                          $    10,156    $    10,181    $    11,552    $    11,543    $    10,918    $     5,783


See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES - 90.22%:(A)                               PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
PRIVATE PLACEMENT INVESTMENTS - 86.51%

A H C HOLDING COMPANY, INC.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015                                    $   1,292,473   11/21/07   $   1,264,838   $   1,288,323
Limited Partnership Interest (B)                                            7.93% int.   11/21/07         119,009         105,735
                                                                                                    -------------   -------------
                                                                                                        1,383,847       1,394,058
                                                                                                    -------------   -------------
A S A P INDUSTRIES LLC
A designer and manufacturer of components used on oil and natural gas wells.
12.5% Senior Subordinated Note due 2015                                  $     600,667   12/31/08         521,754         618,687
Limited Liability Company Unit Class A-2 (B)                                  677 uts.   12/31/08          74,333          70,616
Limited Liability Company Unit Class A-3 (B)                                  608 uts.   12/31/08          66,899               6
                                                                                                    -------------   -------------
                                                                                                          662,986         689,309
                                                                                                    -------------   -------------
A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in Texas, Florida and Arizona.
12% Senior Subordinated Note due 2012                                    $   1,125,000   04/08/04       1,125,000       1,125,000
Warrant, exercisable until 2012, to purchase
 preferred stock at $.01 per share (B)                                          7 shs.   11/16/07            --            12,064
Warrant, exercisable until 2012, to purchase
 common stock at $.02 per share (B)                                         1,230 shs.   04/08/04            --         1,186,162
                                                                                                    -------------   -------------
                                                                                                        1,125,000       2,323,226
                                                                                                    -------------   -------------
A W X HOLDINGS CORPORATION
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014                                  $     420,000   05/15/08         411,600         394,379
13% Senior Subordinated Note due 2015                                    $     420,000   05/15/08         379,700         385,001
Common Stock (B)                                                           60,000 shs.   05/15/08          60,000            --
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                        21,099 shs.   05/15/08          35,654            --
                                                                                                    -------------   -------------
                                                                                                          886,954         779,380
                                                                                                    -------------   -------------
ADVANCED TECHNOLOGIES HOLDINGS
A provider of factory maintenance services to industrial companies.
15% Senior Subordinated Note due 2013                                    $   1,129,894   12/27/07       1,107,019       1,123,426
Preferred Stock (B)                                                           546 shs.   12/27/07         270,000         274,380
                                                                                                    -------------   -------------
                                                                                                        1,377,019       1,397,806
                                                                                                    -------------   -------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                7

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014                                  $     930,000   03/09/07   $     916,050   $     946,988
14% Senior Subordinated Note due 2015                                    $     720,000   03/09/07         654,635         727,200
Common Stock (B)                                                          150,000 shs.   03/09/07         150,000         306,634
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                        37,780 shs.   03/09/07          63,730          77,231
                                                                                                    -------------   -------------
                                                                                                        1,784,415       2,058,053
                                                                                                    -------------   -------------
ALL CURRENT HOLDING COMPANY
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015                                    $     603,697   09/26/08         551,275         601,881
Common Stock (B)                                                              713 shs.   09/26/08          71,303          67,735
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                           507 shs.   09/26/08          46,584               5
                                                                                                    -------------   -------------
                                                                                                          669,162         669,621
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013                                    $   1,687,503          *       1,606,040       1,728,926
Preferred Class A Unit (B)                                                  1,706 uts.         **         170,600         170,600
Preferred Class B Unit (B)                                                    808 uts.   06/09/08          80,789          80,789
Common Class B Unit (B)                                                    16,100 uts.   01/22/04               1            --
Common Class D Unit (B)                                                     3,690 uts.   09/12/06            --              --
                                                                                                    -------------   -------------
                                                                                                        1,857,430       1,980,315
                                                                                                    -------------   -------------
APEX ANALYTIX HOLDING CORPORATION
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
12.5% Senior Subordinated Note due 2016                                  $   1,012,500   04/28/09         831,608       1,042,875
Preferred Stock Series B (B)                                                1.623 shs.   04/28/09         162,269              16
Common Stock (B)                                                              723 shs.   04/28/09             723               7
                                                                                                    -------------   -------------
                                                                                                          994,600       1,042,898
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $     861,702   05/18/05         830,536         732,447
Common Stock (B)                                                              263 shs.   05/18/05         263,298            --
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                            69 shs.   05/18/05          59,362            --
                                                                                                    -------------   -------------
                                                                                                        1,153,196         732,447
                                                                                                    -------------   -------------
*  01/22/04 and 06/09/08.
** 01/22/04 and 09/12/06.
---------------------------------------------------------------------------------------------------------------------------------
8

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   1,207,902   06/30/06   $   1,147,557   $   1,127,583
Preferred Stock Class A (B)                                                   465 shs.   06/30/06         141,946          25,261
Common Stock (B)                                                                 1 sh.   06/30/06             152            --
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                           164 shs.   06/30/06          48,760           8,878
                                                                                                    -------------   -------------
                                                                                                        1,338,415       1,161,722
                                                                                                    -------------   -------------
C D N T, INC.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014                                  $     429,070   08/07/08         420,489         395,557
12.5% Senior Subordinated Note due 2015                                  $     429,070   08/07/08         390,575         380,200
Common Stock (B)                                                           41,860 shs.   08/07/08          41,860            --
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                        32,914 shs.   08/07/08          32,965            --
                                                                                                    -------------   -------------
                                                                                                          885,889         775,757
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                               55 shs.          *             252         139,733
                                                                                                    -------------   -------------
CLOUGH, HARBOUR AND ASSOCIATES
An engineering service firm that is located in Albany, NY.
12.25% Senior Subordinated Note due 2015                                 $   1,270,588   12/02/08       1,177,994       1,308,706
Preferred Stock (B)                                                           147 shs.   12/02/08         146,594         139,261
                                                                                                    -------------   -------------
                                                                                                        1,324,588       1,447,967
                                                                                                    -------------   -------------
COEUR, INC.
A producer of proprietary, disposable power injection syringes.
12% Senior Subordinated Note due 2016                                    $     642,857   10/10/08         581,786         660,008
Common Stock (B)                                                              321 shs.   10/10/08          32,143          30,536
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                           495 shs.   10/10/08          48,214               5
                                                                                                    -------------   -------------
                                                                                                          662,143         690,549
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
12% Senior Subordinated Note due 2014                                    $   1,267,387   01/12/07       1,182,283       1,013,910
Limited Liability Company Unit Class A (B)                                 82,613 uts.   01/12/07          82,613            --
Limited Liability Company Unit Class C (B)                                 59,756 uts.   01/12/07          59,756            --
                                                                                                    -------------   -------------
                                                                                                        1,324,652       1,013,910
                                                                                                    -------------   -------------
* 12/30/97 and 05/29/99.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                9

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)                                              9,081 shs.   07/05/07   $     370,796   $     908,072
Preferred Stock Series C (B)                                                4,757 shs.   07/05/07         158,912         470,080
Common Stock (B)                                                              380 shs.   07/05/07               4               4
Limited Partnership Interest (B)                                            4.43% int.          *         103,135            --
                                                                                                    -------------   -------------
                                                                                                          632,847       1,378,156
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   1,350,000   08/04/05       1,301,180       1,350,000
Warrant, exercisable until 2013, to purchase
 common stock at $.001 per share (B)                                           10 shs.   08/04/05          72,617          84,586
                                                                                                    -------------   -------------
                                                                                                        1,373,797       1,434,586
                                                                                                    -------------   -------------
CRANE RENTAL CORPORATION
A crane rental company.
13% Senior Subordinated Note due 2015                                    $   1,215,000   08/21/08       1,095,830       1,239,300
Common Stock (B)                                                          135,000 shs.   08/21/08         135,000         128,250
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                        72,037 shs.   08/21/08         103,143             720
                                                                                                    -------------   -------------
                                                                                                        1,333,973       1,368,270
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, and processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $     978,261   10/30/06         925,422         964,793
Limited Partnership Interest (B)                                            0.97% int.   10/30/06         371,739         646,423
Warrant, exercisable until 2014, to purchase
 preferred stock at $.01 per share (B)                                         26 shs.   10/30/06          26,380          33,652
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                            18 shs.   10/30/06          18,000          59,691
                                                                                                    -------------   -------------
                                                                                                        1,341,541       1,704,559
                                                                                                    -------------   -------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
 Diversco Investments Ltd. LLC (B)                                         13.57% int.   08/27/98         366,495            --
Preferred Stock (B)                                                         1,639 shs.   12/14/01       1,392,067         659,713
Warrants, exercisable until 2011, to purchase common
 stock of DHI Holdings, Inc. at $.01 per share (B)                          6,676 shs.         **         201,655            --
                                                                                                    -------------   -------------
                                                                                                        1,960,217         659,713
                                                                                                    -------------   -------------

*  08/12/04 and 01/14/05.
** 10/24/96 and 08/28/98.
---------------------------------------------------------------------------------------------------------------------------------
10

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     308,571   11/01/06   $     303,942   $     304,279
13% Senior Subordinated Note due 2014                                    $     488,572   11/01/06         444,447         478,755
Common Stock (B)                                                          102,857 shs.   11/01/06         102,857          77,376
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                        32,294 shs.   11/01/06          44,663          24,294
                                                                                                    -------------   -------------
                                                                                                          895,909         884,704
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            3,656 shs.          *         365,600         628,405
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                         1,077 shs.   10/30/03          98,719         185,051
                                                                                                    -------------   -------------
                                                                                                          464,319         813,456
                                                                                                    -------------   -------------
E S P HOLDCO, INC.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015                                    $   1,210,600   01/08/08       1,188,250       1,151,402
Common Stock (B)                                                              349 shs.   01/08/08         174,701          73,167
                                                                                                    -------------   -------------
                                                                                                        1,362,951       1,224,569
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                            11 shs.   06/28/04          40,875         165,802
                                                                                                    -------------   -------------
F C X HOLDINGS CORPORATION
A distributor of specialty/technical valves, actuators, accessories, and process instrumentation supplying a number of industrial, high purity, and energy end markets in North America.
15% Senior Subordinated Note due 2015                                    $   1,143,550   10/06/08       1,120,089       1,110,144
Preferred Stock (B)                                                         2,298 shs.   10/06/08         229,804         218,310
Common Stock (B)                                                            1,625 shs.   10/06/08           1,625           1,544
                                                                                                    -------------   -------------
                                                                                                        1,351,518       1,329,998
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A national provider of customized disease management services to large self-insured employers.
12% Senior Subordinated Note due 2014                                    $   1,265,625   06/01/06       1,175,533         632,813
Limited Liability Company Units of
 Linden/FHS Holdings LLC (B)                                                   84 uts.   06/01/06          84,368            --
Common Unit Class B (B)                                                       734 shs.   06/01/06          64,779            --
                                                                                                    -------------   -------------
                                                                                                        1,324,680         632,813
                                                                                                    -------------   -------------
* 10/30/03 and 01/02/04.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               11

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013                                    $     524,791   04/13/06   $     516,919   $     262,396
14% Senior Subordinated Note due 2014                                    $     317,177   04/13/06         290,607            --
Common Stock (B)                                                           62,535 shs.   04/13/06          62,535            --
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                        17,680 shs.   04/13/06          27,676            --
                                                                                                    -------------   -------------
                                                                                                          897,737         262,396
                                                                                                    -------------   -------------
FOWLER HOLDING, INC.
A provider of site development services to residential homebuilders and developers in the Raleigh/Durham region of North Carolina.
12% Senior Subordinated Note due 2013 (D)                                $   1,252,174   02/03/06       1,123,044            --
Common Stock (B)                                                               98 shs.   02/03/06          97,826            --
Warrant, exercisable until 2013, to purchase
 common stock at $.01 per share (B)                                           135 shs.   02/03/06         110,348            --
                                                                                                    -------------   -------------
                                                                                                        1,331,218            --
                                                                                                    -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for a wide variety of commercial vehicles.
12% Senior Subordinated Note due 2014 (D)                                $   1,237,500   01/31/06       1,149,638            --
Preferred Stock (B)                                                        16,792 shs.   06/12/08          16,792            --
Common Stock (B)                                                          112,500 shs.   01/31/06         112,500            --
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                        73,275 shs.   01/31/06          63,113            --
                                                                                                    -------------   -------------
                                                                                                        1,342,043            --
                                                                                                    -------------   -------------
GOLDEN COUNTY FOODS HOLDING, INC.
A manufacturer of frozen appetizers and snacks.
12% Senior Subordinated Note due 2015                                    $   1,012,500   11/01/07         914,607         810,000
16% PIK Note due 2015                                                    $     115,500   12/31/08          95,944          92,400
8% Series A Convertible Preferred Stock, convertible into
 4.25% of the fully diluted common shares (B)                              77,643 shs.   11/01/07          77,643            --
                                                                                                    -------------   -------------
                                                                                                        1,088,194         902,400
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and wood furniture.
12% Senior Subordinated Note due 2013 (D)                                $   1,170,000   02/10/06       1,084,725            --
Preferred Stock (B)                                                            21 shs.          *          21,428            --
Common Stock (B)                                                              180 shs.   02/10/06         180,000            --
Warrant, exercisable until 2013, to purchase
 common stock at $.02 per share (B)                                            67 shs.   02/10/06          61,875            --
                                                                                                    -------------   -------------
                                                                                                        1,348,028            --
                                                                                                    -------------   -------------
* 09/18/07 and 06/27/08.
---------------------------------------------------------------------------------------------------------------------------------
12

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                0.30% int.   07/21/94   $      91,867   $        --
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   1,081,731          *       1,019,214       1,047,834
Common Stock (B)                                                               33 shs.          *          33,216          27,392
Warrant, exercisable until 2012, to purchase
 common stock at $.02 per share (B)                                           106 shs.          *         105,618          87,091
                                                                                                    -------------   -------------
                                                                                                        1,158,048       1,162,317
                                                                                                    -------------   -------------
HOSPITALITY MINTS HOLDING COMPANY
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016                                    $   1,098,837   08/19/08       1,016,628       1,069,879
Common Stock (B)                                                              251 shs.   08/19/08         251,163         200,928
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                            65 shs.   08/19/08          60,233               1
                                                                                                    -------------   -------------
                                                                                                        1,328,024       1,270,808
                                                                                                    -------------   -------------
INSURANCE CLAIMS MANAGEMENT, INC.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)                                                               37 shs.   02/27/07           1,100          58,507
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                            11 shs.   02/27/07             324          17,235
                                                                                                    -------------   -------------
                                                                                                            1,424          75,742
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network systems for the industrial and office environments.
12% Senior Subordinated Note due on demand                               $      25,055   03/01/04               1            --
Common Stock (B)                                                              130 shs.   06/01/00         149,500            --
                                                                                                    -------------   -------------
                                                                                                          149,501            --
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2010                                    $     510,187   08/04/00         496,050         306,112
Limited Partnership Interest of
 Saw Mill Capital Fund II, L.P. (B)                                         1.30% int.   08/03/00         469,312            --
Warrant, exercisable until 2010, to purchase
 common stock at $.01 per share (B)                                        26,931 shs.   08/04/00          61,101            --
                                                                                                    -------------   -------------
                                                                                                        1,026,463         306,112
                                                                                                    -------------   -------------

* 06/30/04 and 08/19/04.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $     843,750   12/15/04   $     817,302   $     842,860
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                           594 shs.   12/15/04          53,528         104,410
                                                                                                    -------------   -------------
                                                                                                          870,830         947,270
                                                                                                    -------------   -------------
K H O F HOLDINGS, INC.
A manufacturer of premium disposable tableware products serving both the foodservice and consumer channels.
14% Senior Subordinated Note due 2014                                    $   1,275,999   10/15/07       1,250,287       1,257,897
Common Stock (B)                                                          116,827 shs.   10/15/07         116,827          70,858
                                                                                                    -------------   -------------
                                                                                                        1,367,114       1,328,755
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the custom framing market.
13.5% Senior Subordinated Note due 2013                                  $   1,339,708   05/25/06       1,287,393       1,205,737
Common Stock (B)                                                           71,053 shs.   05/25/06          71,053            --
Warrant, exercisable until 2013, to purchase
 common stock at $.01 per share (B)                                        43,600 shs.   05/25/06          37,871            --
                                                                                                    -------------   -------------
                                                                                                        1,396,317       1,205,737
                                                                                                    -------------   -------------
K P I HOLDINGS, INC.
Pace Industries is the largest player in the U.S. non-automotive, non-ferrous die casting segment.
13% Senior Subordinated Note due 2014                                    $   1,115,217   07/16/08       1,042,077         836,413
Convertible Preferred Stock Series C (B)                                       29 shs.   06/30/09          29,348          21,750
Common Stock (B)                                                              235 shs.   07/15/08         234,783          58,695
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                            51 shs.   07/16/08          50,836               1
                                                                                                    -------------   -------------
                                                                                                        1,357,044         916,859
                                                                                                    -------------   -------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
12.75% Senior Subordinated Note due 2014                                 $   1,323,227   03/14/07       1,213,860       1,058,582
Common Stock (B)                                                              123 shs.   03/13/07         123,000            --
Warrant, exercisable until 2017, to purchase
 common stock at $.01 per share (B)                                            89 shs.   03/14/07          85,890            --
                                                                                                    -------------   -------------
                                                                                                        1,422,750       1,058,582
                                                                                                    -------------   -------------
K-TEK HOLDING CORPORATION
A manufacturer of instrumentation for liquid and bulk solids level detection for process and storage tanks.
14% Senior Subordinated Note due 2015                                    $   1,193,019   12/20/07       1,170,842       1,213,710
Preferred Stock (B)                                                       192,314 shs.   12/20/07         192,314         212,821
Common Stock (B)                                                           54,326 shs.   12/20/07             543          40,198
                                                                                                    -------------   -------------
                                                                                                        1,363,699       1,466,729
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
14

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
M V I HOLDING, INC.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil & gas, mining, and defense markets.
13% Senior Subordinated Note due 2016                                    $     648,014   09/12/08   $     600,221   $     663,418
Common Stock (B)                                                               32 shs.   09/12/08          32,143          30,533
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                            35 shs.   09/12/08          34,714            --
                                                                                                    -------------   -------------
                                                                                                          667,078         693,951
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
12.5% Senior Subordinated Note due 2014                                  $     516,177   05/04/07         483,072         515,260
Limited Liability Company Unit (B)                                         12,763 uts.          *         166,481         177,995
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                         1,787 shs.   05/04/07          22,781          24,921
                                                                                                    -------------   -------------
                                                                                                          672,334         718,176
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
7.1% Senior Secured Tranche A Note due 2010 (C)                          $     188,905   09/03/04         188,905         187,487
12.5% Senior Secured Tranche B Note due 2011                             $     179,104   09/03/04         169,273         168,538
7.72% Senior Secured Revolver due 2009 (C)                               $      29,104   09/03/04          29,104          29,034
Limited Partnership Interest (B)                                            4.48% int.   09/03/04          33,582           7,053
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                           243 shs.   09/03/04          22,556           5,096
                                                                                                    -------------   -------------
                                                                                                          443,420         397,208
                                                                                                    -------------   -------------
MEDSYSTEMS HOLDINGS LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015                                    $     612,976   08/29/08         541,577         625,235
Preferred Unit (B)                                                             66 uts.   08/29/08          66,451          63,128
Common Unit Class A (B)                                                       671 uts.   08/29/08             671             637
Common Unit Class B (B)                                                       250 uts.   08/29/08          63,564               2
                                                                                                    -------------   -------------
                                                                                                          672,263         689,002
                                                                                                    -------------   -------------
MEGTEC HOLDINGS, INC.
A supplier of industrial and environmental products and services to a broad array of industries.
12% Senior Subordinated Note due 2016                                    $   1,144,068   09/24/08       1,048,910       1,125,267
Preferred Stock (B)                                                            56 shs.   09/24/08          54,040               1
Limited Partnership Interest (B)                                          205,932 int.   09/16/08         205,932         195,635
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                            18 shs.   09/24/08          18,237            --
                                                                                                    -------------   -------------
                                                                                                        1,327,119       1,320,903
                                                                                                    -------------   -------------

* 05/04/07 and 01/02/08.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013                                    $   1,421,795          *   $   1,359,589   $   1,450,231
Common Stock (B)                                                              238 shs.          *         238,000         418,155
Warrant, exercisable until 2013, to purchase
 common stock at $.02 per share (B)                                            87 shs.          *          86,281         152,521
                                                                                                    -------------   -------------
                                                                                                        1,683,870       2,020,907
                                                                                                    -------------   -------------
MILWAUKEE GEAR COMPANY
A manufacturer of high-precision custom gears and gear drives used by original equipment manufacturers operating in a number of industries.
13% Senior Subordinated Note due 2014                                    $   1,246,154   07/21/08       1,175,754       1,228,250
Preferred Stock (B)                                                           139 shs.   07/21/08         138,374         131,459
Common Stock (B)                                                                9 shs.   07/21/08          10,000           9,500
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                             6 shs.   07/21/08           5,510            --
                                                                                                    -------------   -------------
                                                                                                        1,329,638       1,369,209
                                                                                                    -------------   -------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
Limited Partnership Interest (B)                                           11.24% int.   08/04/06          56,198         125,796
Warrant, exercisable until 2014, to purchase
 common stock at $.02 per share (B)                                           586 shs.   08/04/06          56,705         131,128
                                                                                                    -------------   -------------
                                                                                                          112,903         256,924
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
14% Senior Subordinated Note due 2014                                    $   1,350,000   07/25/08       1,269,407       1,080,000
14% PIK Note due 2014                                                    $     302,046   07/25/08         266,255         241,637
Warrant, exercisable until 2014, to purchase
 common stock at $.02 per share (B)                                            81 shs.   03/31/06          73,125            --
                                                                                                    -------------   -------------
                                                                                                        1,608,787       1,321,637
                                                                                                    -------------   -------------
MORTON INDUSTRIAL GROUP, INC.
A manufacturer of highly engineered metal fabricated components.
12% Senior Subordinated Note due 2014 (D)                                $   1,292,246   08/25/06       1,187,021            --
30% Convertible Preferred Stock (B)                                        41,289 shs.   07/28/08          19,708            --
                                                                                                    -------------   -------------
                                                                                                        1,206,729            --
                                                                                                    -------------   -------------
* 08/12/05 and 09/11/06.
---------------------------------------------------------------------------------------------------------------------------------
16

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014                                    $     431,692   02/24/06   $     369,745   $     215,846
Limited Liability Company Unit (B)                                            437 uts.          *         436,984            --
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                            68 shs.   02/24/06          19,687            --
                                                                                                    -------------   -------------
                                                                                                          826,416         215,846
                                                                                                    -------------   -------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Secured Term Note Series A due 2010                           $      86,677   11/14/08          86,677          86,707
14% Senior Subordinated Note due 2014 (D)                                $     764,921   05/28/04         660,453            --
10.75% Senior Secured Note due 2011 (D)                                  $     348,118   05/28/04         347,086          87,030
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                       116,521 shs.   05/28/04          74,736            --
                                                                                                    -------------   -------------
                                                                                                        1,168,952         173,737
                                                                                                    -------------   -------------
NESCO HOLDINGS CORPORATION
A sales and leasing company that provides equipment to the electric utility, telecommunications, and various other industries.
12% Senior Secured Subordinated Note due 2015                            $   1,125,000   08/02/07         999,658       1,147,500
Common Stock (B)                                                          225,000 shs.   08/02/07         225,000         363,377
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                        63,191 shs.   08/02/07         102,842         102,054
                                                                                                    -------------   -------------
                                                                                                        1,327,500       1,612,931
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 2014                                    $     810,000   02/02/07         745,713         670,407
Limited Partnership Interest of
 Saw Mill PCG Partners LLC (B)                                              1.38% int.   02/01/07         539,978            --
Limited Liability Company Unit Class D of
 Saw Mill PCG Partners LLC (B)                                                  8 uts.   12/18/08           8,147           4,075
Preferred Stock Class A (B)                                                      1 sh.   12/18/08             726             360
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                            48 shs.   02/02/07          48,087            --
                                                                                                    -------------   -------------
                                                                                                        1,342,651         674,842
                                                                                                    -------------   -------------
* 02/24/06 and 06/22/07.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2009                                          $     464,286   01/28/02   $     464,286   $     348,215
11.5% Senior Subordinated Note due 2012 (D)                              $     857,143   01/28/02         820,159            --
Common Stock (B)                                                          178,571 shs.   01/28/02         178,571            --
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                       138,928 shs.   01/28/02          92,597            --
                                                                                                    -------------   -------------
                                                                                                        1,555,613         348,215
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision automated process equipment for the medical device industry, with a focus on defibrillators and stents.
10% Senior Secured Note due 2012                                         $     192,626   01/03/06         189,737         190,114
13% Senior Subordinated Note due 2013                                    $     392,709   01/03/06         360,654          84,329
Common Stock (B)                                                          184,176 shs.   01/03/06         184,176         103,086
Warrant, exercisable until 2013, to purchase
 common stock at $.01 per share (B)                                        43,073 shs.   01/03/06          35,900          24,108
                                                                                                    -------------   -------------
                                                                                                          770,467         701,637
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2009 (D)                                $     511,000   08/07/98         511,000         102,200
12% Senior Subordinated Note due 2009 (D)                                $     244,154   02/09/00         213,313          48,831
                                                                                                    -------------   -------------
                                                                                                          724,313         151,031
                                                                                                    -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)                                          1,942 uts.   01/17/06         302,885         513,607
Warrant, exercisable until 2013, to purchase
 common stock at $.01 per share (B)                                           328 shs.   01/17/06          90,424          86,716
                                                                                                    -------------   -------------
                                                                                                          393,309         600,323
                                                                                                    -------------   -------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and overhaul services to the aerospace gas turbine engine and airframe markets.
14% Senior Subordinated Note due 2014                                    $   1,218,269   07/03/06       1,166,708       1,230,451
Preferred Unit (B)                                                            202 uts.   07/03/06         202,320         273,374
Preferred Unit (B)                                                             36 uts.   07/03/06          36,420          49,211
Common Unit Class I (B)                                                        78 uts.   07/03/06            --            72,685
Common Unit Class L (B)                                                        17 uts.   07/03/06            --            15,355
                                                                                                    -------------   -------------
                                                                                                        1,405,448       1,641,076
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
18

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general industrial, medical, and food industries.
12% Senior Subordinated Note due 2013                                    $   1,215,000   03/31/06   $   1,153,406   $   1,215,000
Preferred Stock (B)                                                            19 shs.   03/31/06         174,492         228,255
Common Stock (B)                                                               12 shs.   03/31/06          13,500          39,174
Warrant, exercisable until 2013, to purchase
 common stock at $.01 per share (B)                                             7 shs.   03/31/06           5,888          22,795
                                                                                                    -------------   -------------
                                                                                                        1,347,286       1,505,224
                                                                                                    -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil & gas, and medical sectors.
14% Senior Subordinated Note due 2012                                    $     704,835   04/27/07         658,013         672,976
Limited Liability Company Unit (B)                                        928,962 uts.   04/27/07          33,477            --
                                                                                                    -------------   -------------
                                                                                                          691,490         672,976
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care, and food packaging markets.
12% Senior Subordinated Note due 2011                                    $   1,125,000   12/19/00       1,076,946       1,096,863
Membership Interests of MM/Lincap
 PPI Investments, Inc., LLC (B)                                             1.28% int.   12/21/00         140,625          78,359
                                                                                                    -------------   -------------
                                                                                                        1,217,571       1,175,222
                                                                                                    -------------   -------------
PEARLMAN ENTERPRISES, INC.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)                                                1,236 shs.   05/22/09          59,034            --
Preferred Stock Series B (B)                                                7,059 shs.   05/22/09         290,050            --
Common Stock (B)                                                           21.462 shs.   05/22/09         993,816            --
                                                                                                    -------------   -------------
                                                                                                        1,342,900            --
                                                                                                    -------------   -------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum extruded products.
3% Senior Subordinated PIK Note due 2014                                 $   1,167,870   10/02/06       1,067,397         291,967
Limited Liability Company Unit Class A                                        733 uts.   10/02/06         270,000            --
Limited Liability Company Unit                                                 76 uts.   05/22/09          38,140          36,049
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                         4,550 shs.   10/02/06          65,988            --
                                                                                                    -------------   -------------
                                                                                                        1,441,525         328,016
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
POWER SERVICES HOLDING COMPANY
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting, serving the petrochemical, mining, power generation, metals, and paper industries.
12% Senior Subordinated Note due 2016                                    $   1,255,814   02/11/08   $   1,151,181   $   1,280,930
Limited Partnership Interest (B)                                           12.55% int.   02/11/08          94,092          48,007
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                           700 shs.   02/11/08          88,723         119,844
                                                                                                    -------------   -------------
                                                                                                        1,333,996       1,448,781
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
12% Senior Subordinated Note due 2012                                    $     922,612   05/28/04         841,835         917,986
Common Stock (B)                                                          187,500 shs.   05/28/04         187,500            --
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                       199,969 shs.   05/28/04         199,969            --
                                                                                                    -------------   -------------
                                                                                                        1,229,304         917,986
                                                                                                    -------------   -------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014                                  $   1,200,277   12/15/06       1,106,663       1,164,690
Limited Liability Company Unit (B)                                          1,497 uts.   12/15/06         149,723          96,111
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                             2 shs.   12/15/06          69,609          45,354
                                                                                                    -------------   -------------
                                                                                                        1,325,995       1,306,155
                                                                                                    -------------   -------------
R E I DELAWARE HOLDING, INC.
An engineer and manufacturer of highly complex, close tolerance components, assemblies, tooling and custom automation equipment primarily for aerospace, medical and defense/radar markets.
12% Senior Subordinated Note due 2016                                    $   1,350,000   01/18/08       1,306,541       1,305,184
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                             3 shs.   01/18/08          16,459          35,826
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,341,010
                                                                                                    -------------   -------------
RADIAC ABRASIVES, INC.
A manufacturer of bonded abrasive and super abrasive grinding wheels in the United States.
12% Senior Subordinated Note due 2014                                    $   1,196,809   02/10/06       1,128,139       1,208,777
Common Stock (B)                                                          153,191 shs.   02/10/06         153,191         215,717
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                        69,647 shs.   02/10/06          63,421          98,074
                                                                                                    -------------   -------------
                                                                                                        1,344,751       1,522,568
                                                                                                    -------------   -------------


---------------------------------------------------------------------------------------------------------------------------------
20

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $     562,500   11/14/03   $     535,797   $     530,310
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                            74 shs.   11/14/03          65,089            --
                                                                                                    -------------   -------------
                                                                                                          600,886         530,310
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the wood working industry.
Class B Common Stock (B)                                                      846 shs.   06/02/99         146,456         316,185
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $     814,655   09/10/04         781,396         795,724
Common Stock (B)                                                              324 shs.          *         340,378         513,949
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                            71 shs.   09/10/04          60,129         112,212
                                                                                                    -------------   -------------
                                                                                                        1,181,903       1,421,885
                                                                                                    -------------   -------------
SENCORE HOLDING COMPANY
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
12.5% Senior Subordinated Note due 2014                                  $   1,280,769   01/15/09       1,114,146       1,319,192
Common Stock (B)                                                               69 shs.   01/15/09          69,231          65,769
Warrant, exercisable until 2019, to purchase
 common stock at $.01 per share (B)                                           149 shs.   01/15/09         149,084               1
                                                                                                    -------------   -------------
                                                                                                        1,332,461       1,384,962
                                                                                                    -------------   -------------
SMART SOURCE HOLDINGS LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015                                    $   1,176,924         **       1,078,039       1,150,654
Limited Liability Company Unit (B)                                            328 uts.         **         337,762         370,554
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                            83 shs.         **          87,231          93,862
                                                                                                    -------------   -------------
                                                                                                        1,503,032       1,615,070
                                                                                                    -------------   -------------
SPECIALTY COMMODITIES, INC.
A distributor of specialty food ingredients.
13.25% Senior Subordinated Note due 2016                                 $   1,201,421   10/23/08       1,126,247       1,233,460
Common Stock (B)                                                           15,882 shs.   10/23/08         158,824         150,879
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                         5,852 shs.   10/23/08          53,285              59
                                                                                                    -------------   -------------
                                                                                                        1,338,356       1,384,398
                                                                                                    -------------   -------------
* 09/10/04 and 10/05/07.
** 08/31/07 and 03/06/08.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   1,185,366   08/01/06   $   1,124,384   $   1,081,390
Common Stock (B)                                                              165 shs.   08/01/06         164,634          85,470
Warrant, exercisable until 2014, to purchase
 common stock at $.02 per share (B)                                            55 shs.   08/01/06          49,390          28,466
                                                                                                    -------------   -------------
                                                                                                        1,338,408       1,195,326
                                                                                                    -------------   -------------
SYNTERACT HOLDINGS CORPORATION
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2016                                    $   1,361,321   09/02/08       1,271,318       1,364,953
Redeemable Preferred Stock Series A (B)                                       678 shs.   09/02/08           6,629               7
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                         6,778 shs.   09/02/08          59,661              68
                                                                                                    -------------   -------------
                                                                                                        1,337,608       1,365,028
                                                                                                    -------------   -------------
T H I ACQUISITION, INC.
A machine servicing company providing value-added steel services to long steel products.
12% Senior Subordinated Note due 2016                                    $   1,350,000   01/14/08       1,276,383       1,348,201
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                             5 shs.   01/14/08          46,617          39,532
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,387,733
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provider of specialty services to the North American railroad industry.
13% Senior Subordinated Note due 2015                                    $   1,173,909   10/14/05       1,033,473       1,173,909
Common Stock (B)                                                            1,167 shs.   10/14/05           1,167         392,019
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                           631 shs.   09/30/08         300,683         211,966
                                                                                                    -------------   -------------
                                                                                                        1,335,323       1,777,894
                                                                                                    -------------   -------------
TELECORPS HOLDINGS, INC.
A provider of equipment and services to producers of the television shows and motion pictures.
12.75% Senior Subordinated Note due 2016                                 $   1,350,000   05/20/09       1,188,241       1,390,500
Warrant, exercisable until 2019, to purchase
 common stock at $.01 per share (B)                                         3,177 shs.   05/20/09         134,759              32
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,390,532
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
22

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
TERRA RENEWAL LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2014                                    $     664,062          *   $     636,912   $     531,250
6.75% Term Note due 2012                                                 $     862,683          *         859,475         776,414
Limited Partnership Interest of
 Saw Mill Capital Fund V, LLC (B)                                           2.27% int.         **          85,292          75,182
Warrant, exercisable until 2016, to purchase
 common stock at $.01 per share (B)                                            41 shs.   04/28/06          33,738          12,147
                                                                                                    -------------   -------------
                                                                                                        1,615,417       1,394,993
                                                                                                    -------------   -------------
TORRENT GROUP HOLDINGS, INC.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
12.5% Senior Subordinated Note due 2013                                  $   1,185,366   10/26/07       1,113,016       1,066,829
Series A Preferred Stock (B)                                                  219 shs.   10/26/07         219,203            --
                                                                                                    -------------   -------------
                                                                                                        1,332,219       1,066,829
                                                                                                    -------------   -------------
TOTAL E & S, INC.
A manufacturer of a wide variety of equipment used in the oil and gas industry.
10.5% Senior Secured Term Note due 2013                                  $     486,487   03/02/07         479,190         462,163
13% Senior Subordinated Note due 2014                                    $     341,971   03/02/07         280,347         256,478
Common Stock (B)                                                           71,542 shs.   03/02/07          71,542            --
Warrant, exercisable until 2014 to purchase
 common stock at $.01 per share (B)                                        19,733 shs.   03/02/07          54,784            --
                                                                                                    -------------   -------------
                                                                                                          885,863         718,641
                                                                                                    -------------   -------------
TRANSPAC HOLDING COMPANY
A designer, importer, and wholesaler of home decor and seasonal gift products.
12% Senior Subordinated Note due 2015                                    $     938,651   10/31/07         873,498         797,853
Common Stock (B)                                                              110 shs.   10/31/07         110,430            --
Warrant, exercisable until 2015, to purchase
 common stock at $.01 per share (B)                                            50 shs.   10/31/07          46,380            --
                                                                                                    -------------   -------------
                                                                                                        1,030,308         797,853
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2014                                    $     918,000   08/31/05         888,646         894,944
Common Stock (B)                                                              571 shs.        ***         570,944         383,726
Warrant, exercisable until 2013, to purchase
 common stock at $.02 per share (B)                                            46 shs.   08/31/05          41,021          30,580
                                                                                                    -------------   -------------
                                                                                                        1,500,611       1,309,250
                                                                                                    -------------   -------------

*   04/28/06 and 09/13/06.
**  03/01/05 and 10/10/08.
*** 08/31/05 and 04/30/07.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
TRANZONIC COMPANIES (THE)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2010                                    $   1,356,000   02/05/98   $   1,320,220   $   1,356,000
Common Stock (B)                                                              315 shs.   02/04/98         315,000         198,790
Warrant, exercisable until 2009, to purchase
 common stock at $.01 per share (B)                                           222 shs.   02/05/98         184,416         140,100
                                                                                                    -------------   -------------
                                                                                                        1,819,636       1,694,890
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flatbed bodies, landscape bodies and other accessories.
16% Senior Subordinated Note due 2010 (D)                                $   1,222,698          *       1,133,973         305,675
16% PIK Note due 2010                                                    $     278,492   12/30/08          69,623          69,622
Preferred Stock Series B (B)                                                  128 shs.   10/20/08         127,677            --
Common Stock (B)                                                              393 shs.          *         423,985            --
Warrant, exercisable until 2013, to purchase
 common stock at $.02 per share (B)                                            81 shs.          *          84,650            --
Warrant, exercisable until 2018, to purchase
 common stock at $.01 per share (B)                                           558 shs.   10/20/08            --              --
                                                                                                    -------------   -------------
                                                                                                        1,839,908         375,297
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
Warrant, exercisable until 2010, to purchase
 common stock at $.01 per share (B)                                         3,060 shs.   04/11/03          36,032         140,846
                                                                                                    -------------   -------------
U M A ENTERPRISES, INC.
An importer and wholesaler of home decor products.
15% Senior Subordinated Note due 2015                                    $     917,987   02/08/08         898,036         862,862
Convertible Preferred Stock (B)                                               470 shs.   02/08/08         469,565          75,248
                                                                                                    -------------   -------------
                                                                                                        1,367,601         938,110
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $     996,500   04/30/04         939,575         847,025
Common Stock (B)                                                               96 shs.   04/30/04          96,400            --
Warrant, exercisable until 2012, to purchase
 common stock at $.01 per share (B)                                           122 shs.   04/30/04         112,106            --
                                                                                                    -------------   -------------
                                                                                                        1,148,081         847,025
                                                                                                    -------------   -------------
* 07/19/05 and 12/22/05.
---------------------------------------------------------------------------------------------------------------------------------
24

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013                                  $     458,824   05/17/07   $     451,941   $     460,266
13% Senior Subordinated Note due 2014                                    $     370,588   05/17/07         337,768         372,173
18% PIK Convertible Preferred Stock (B)                                    21,361 shs.   03/13/09          41,440          39,368
Common Stock (B)                                                           70,588 shs.   05/17/07          70,588          79,591
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                        20,003 shs.   05/17/07          31,460          22,554
                                                                                                    -------------   -------------
                                                                                                          933,197         973,952
                                                                                                    -------------   -------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused on the foodservice industry.
13% Senior Subordinated Note due 2011                                    $     999,153   09/24/04         955,640         957,065
Common Stock (B)                                                           14,006 shs.          *         140,064         129,573
Warrant, exercisable until 2011, to purchase
 common stock at $.01 per share (B)                                        12,593 shs.   09/24/04          98,938         116,501
                                                                                                    -------------   -------------
                                                                                                        1,194,642       1,203,139
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
12.5% Senior Subordinated Note due 2012 (D)                              $     900,000   07/19/04         785,152            --
14.5% PIK Note due 2010                                                  $     215,976   06/30/07         180,500            --
Limited Liability Company Unit Class A (B)                                219,375 uts.   07/19/04         219,375            --
Limited Liability Company Unit Class B (B)                                 96,848 uts.   07/19/04          96,848            --
                                                                                                    -------------   -------------
                                                                                                        1,281,875            --
                                                                                                    -------------   -------------
WAGGIN' TRAIN HOLDINGS LLC
A producer of premium quality meat dog treats.
14% Senior Subordinated Note due 2014                                    $   1,163,421   11/15/07       1,139,103       1,169,458
Limited Liability Company Unit Class B (B)                                    224 uts.   11/15/07         223,757         249,526
Limited Liability Company Unit Class C (B)                                    224 uts.   11/15/07            --            50,783
                                                                                                    -------------   -------------
                                                                                                        1,362,860       1,469,767
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
Limited Partnership Interest (B)                                            0.20% int.   07/12/04           1,974            --
Common Stock (B)                                                            2,133 shs.   12/21/07            --              --
                                                                                                    -------------   -------------
                                                                                                            1,974            --
                                                                                                    -------------   -------------
* 09/24/04 and 12/22/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               25

June 30, 2009
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2014                                 $     911,250   11/30/06   $     857,139   $     774,563
Common Stock (B)                                                              101 shs.   11/30/06         101,250            --
Warrant, exercisable until 2014, to purchase
 common stock at $.01 per share (B)                                            51 shs.   11/30/06          45,790            --
                                                                                                    -------------   -------------
                                                                                                        1,004,179         774,563
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015                                    $     613,692   05/14/07         564,301         548,807
Limited Partnership Interest (B)                                           12.26% int.   05/14/07          61,308            --
Warrant, exercisable until 2015, to purchase
 common stock at $.02 per share (B)                                            47 shs.   05/14/07          44,186            --
                                                                                                    -------------   -------------
                                                                                                          669,795         548,807
                                                                                                    -------------   -------------
XALOY SUPERIOR HOLDINGS, INC.
A provider of melt processing components and ancillary equipment for both plastic injection molding and extrusion applications.
15% Senior Subordinated Note due 2015                                    $   1,229,741   09/08/08       1,203,293       1,099,451
Common Stock (B)                                                              150 shs.   09/08/08         150,000            --
                                                                                                    -------------   -------------
                                                                                                        1,353,293       1,099,451
                                                                                                    -------------   -------------


TOTAL PRIVATE PLACEMENT INVESTMENTS (E)                                                               112,028,028      95,045,313
                                                                                                    -------------   -------------




---------------------------------------------------------------------------------------------------------------------------------
26

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL
CORPORATE RESTRICTED SECURITIES:(A) (Continued)                RATE        DATE         AMOUNT           COST         FAIR VALUE
                                                              ------     --------    ------------    ------------    ------------
RULE 144A SECURITIES - 3.71%:
BONDS - 3.71%
Allegheny Energy Supply                                        8.250%    04/15/12    $    500,000    $    520,490    $    520,246
Anheuser-Busch Inbev Wld, Inc.                                 7.720     01/15/19         500,000         499,614         546,828
Cenveo Corporation                                            10.500     08/15/16          45,000          45,000          33,750
Compucom Systems, Inc.                                        12.500     10/01/15         670,000         650,307         554,425
Douglas Dynamics LLC                                           7.750     01/15/12         485,000         461,885         378,300
G F S I, Inc. (C)                                             10.500     06/01/11         358,000         343,948         264,920
H C A, Inc.                                                    9.875     02/15/17          15,000          14,516          15,337
MGM Mirage, Inc.                                              10.375     05/15/14          30,000          29,170          31,125
MGM Mirage, Inc.                                              11.125     11/15/17          50,000          48,683          53,000
Markwest Energy Operating Co.                                  6.875     11/01/14          35,000          27,399          29,050
Packaging Dynamics Corporation of America                     10.000     05/01/16         975,000         969,715         321,750
Sealed Air Corporation                                         7.875     06/15/17         500,000         491,950         495,540
Speedway Motorsports, Inc.                                     8.750     06/01/16          35,000          33,901          35,438
Teck Cominco, Ltd.                                             9.750     05/15/14          30,000          28,480          32,400
Teck Cominco, Ltd.                                            10.250     05/15/16          40,000          37,891          42,000
Teck Cominco, Ltd.                                            10.750     05/15/19          25,000          23,844          26,125
Ticketmaster Entertainment, Inc.                              10.750     08/01/16         250,000         250,000         222,500
Tunica-Biloxi Gaming Authority                                 9.000     11/15/15         540,000         556,127         475,200
                                                                                                     ------------    ------------
  TOTAL BONDS                                                                                           5,032,920       4,077,934
                                                                                                     ------------    ------------

CONVERTIBLE PREFERRED STOCK - 0.00%
ETEX Corporation (B)                                                                          194             179            --
                                                                                                     ------------    ------------
  TOTAL CONVERTIBLE PREFERRED STOCK                                                                           179            --
                                                                                                     ------------    ------------

PREFERRED STOCK - 0.00%
TherOX, Inc. (B)                                                                               26           1,032            --
                                                                                                     ------------    ------------
  TOTAL PREFERRED STOCK                                                                                     1,032            --
                                                                                                     ------------    ------------

COMMON STOCK - 0.00%
Touchstone Health Partnership (B)                                                             292           1,062            --
                                                                                                     ------------    ------------
  TOTAL COMMON STOCK                                                                                        1,062            --
                                                                                                     ------------    ------------

  TOTAL RULE 144A SECURITIES                                                                            5,035,193       4,077,934
                                                                                                     ------------    ------------


TOTAL CORPORATE RESTRICTED SECURITIES                                                                $117,063,221    $ 99,123,247
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               27

June 30, 2009
(Unaudited)

                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES - 14.57%: (A)                      RATE        DATE         AMOUNT           COST        MARKET VALUE
                                                              ------     --------    ------------    ------------    ------------
BONDS - 13.70%
Allegheny Technologies, Inc.                                   9.375%    06/01/19    $    500,000    $    522,482    $    529,853
Allied Waste NA                                                7.125     05/15/16         500,000         506,250         502,500
Appleton Papers, Inc.                                          8.125     06/15/11         250,000         250,000         162,500
Aramark Corporation (C)                                        4.528     02/01/15         100,000         100,000          81,250
Bunge Limited Finance Corporation                              8.500     06/15/19         500,000         512,362         522,826
C R H America, Inc.                                            5.300     10/15/13         500,000         418,430         465,685
C V S Caremark Corporation                                     5.750     06/01/17         500,000         407,380         502,584
Citigroup, Inc.                                                5.500     04/11/13         500,000         437,890         468,622
Comcast Corporation                                            6.500     01/15/15         500,000         443,545         530,343
Corrections Corporation of America                             7.750     06/01/17          75,000          72,852          73,875
Cytec Industries, Inc.                                         8.950     07/01/17         600,000         604,197         598,332
Denbury Resources, Inc.                                        9.750     03/01/16          25,000          23,272          25,688
El Paso Corporation                                           12.000     12/12/13          25,000          22,444          27,125
Electronic Data Systems Corporation                            7.125     10/15/09         500,000         500,437         509,260
Gencorp, Inc.                                                  9.500     08/15/13         130,000         130,000          96,200
Goldman Sachs Group, Inc.                                      4.750     07/15/13         500,000         418,645         500,667
Goodyear Tire & Rubber Co.                                    10.500     05/15/16          50,000          47,950          50,500
Inergy LP/Inergy Fin                                           8.250     03/01/16          75,000          75,000          71,438
Intelsat Bermuda Ltd.                                          9.250     06/15/16         690,000         715,071         610,650
International Game Technology                                  7.500     06/15/19         500,000         499,720         504,490
Iron Mountain, Inc.                                            8.750     07/15/18         500,000         513,391         492,500
Johnson Controls, Inc.                                         5.500     01/15/16         500,000         398,125         463,630
Lubrizol Corporation                                           8.875     02/01/19         500,000         496,280         580,877
Manitowoc Company, Inc.                                        7.125     11/01/13         100,000         100,000          73,875
Mediacom LLC/Mediacom Capital                                  9.500     01/15/13         750,000         585,000         714,375
N R G Energy, Inc.                                             8.500     06/15/19         100,000          98,348          96,500
Nortek, Inc.                                                  10.000     12/01/13         100,000          98,957          80,250
O E D Corp/Diamond Jo Company Guarantee                        8.750     04/15/12         500,000         492,980         447,500
Owens Corning, Inc.                                            9.000     06/15/19          30,000          29,516          29,100
Pliant Corporation (C)                                        11.850     07/15/09         857,441         832,829         572,342
Quicksilver Resources, Inc.                                    7.125     04/01/16         350,000         334,250         273,000
Rental Service Corporation                                     9.500     12/01/14         175,000         175,762         140,437
Sheridan Acquisition Corporation                              10.250     08/15/11         225,000         222,000         135,000
Stewart & Stevenson LLC                                       10.000     07/15/14         735,000         755,106         617,400
Texas Industries, Inc.                                         7.250     07/15/13          35,000          35,000          31,412
The Valspar Corporation                                        7.250     06/15/19         500,000         501,589         506,223


---------------------------------------------------------------------------------------------------------------------------------
28

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL
CORPORATE PUBLIC SECURITIES:(A)(Continued)                     RATE        DATE         AMOUNT           COST        MARKET VALUE
                                                              ------     --------    ------------    ------------    ------------
Titan International, Inc.                                      8.000%    01/15/12    $     70,000    $     70,000    $     63,350
Tube City IMS Corporation                                      9.750     02/01/15       1,000,000         990,378         612,500
Tyco International Group SA                                    8.500     01/15/19         125,000         124,996         138,579
Tyco International Group SA                                    6.000     11/15/13         625,000         545,313         635,511
Tyco International Group SA                                    6.550     10/01/17         500,000         457,495         453,963
United Components, Inc.                                        9.375     06/15/13         535,000         535,526         339,725
United Rentals, Inc.                                           6.500     02/15/12         325,000         235,625         315,250
Vought Aircraft Industries                                     8.000     07/15/11         650,000         647,657         406,250
                                                                                                     ------------    ------------
  TOTAL BONDS                                                                                          15,984,050      15,053,937
                                                                                                     ------------    ------------

COMMON STOCK - 0.45%
CKX, Inc. (B)                                                                              52,500         422,625         372,225
Directed Electronics, Inc. (B)                                                            195,118         982,868          21,462
ITC^DeltaCom, Inc. (B)                                                                     94,588         827,645          94,588
Intrepid Potash, Inc. (B)                                                                     185           5,920           5,195
                                                                                                     ------------    ------------
  TOTAL COMMON STOCK                                                                                    2,239,058         493,470
                                                                                                     ------------    ------------

CONVERTIBLE BONDS - 0.42%
Citadel Broadcasting Corporation                               4.000%    02/15/11    $    250,000         194,063          16,250
Transocean, Inc.                                               1.500     12/15/37         500,000         411,093         440,625
                                                                                                     ------------    ------------
  TOTAL CONVERTIBLE BONDS                                                                                 605,156         456,875
                                                                                                     ------------    ------------


TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 18,828,264    $ 16,004,282
                                                                                                     ------------    ------------








---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               29

June 30, 2009
(Unaudited)

                                                             INTEREST      DUE         PRINCIPAL
SHORT-TERM SECURITIES:                                      RATE/YIELD^    DATE         AMOUNT           COST        MARKET VALUE
                                                              ------     --------    ------------    ------------    ------------
COMMERCIAL PAPER - 3.92%
Autozone, Inc.                                                 0.600%    07/01/09    $  2,110,000    $  2,110,000    $  2,110,000
Avery Dennison Corporation                                     0.600     07/01/09       2,200,000       2,200,000       2,200,000
                                                                                                     ------------    ------------
  TOTAL SHORT-TERM SECURITIES                                                                        $  4,310,000    $  4,310,000
                                                                                                     ------------    ------------
TOTAL INVESTMENTS                                             108.71%                                $140,201,485    $119,437,529
                                                                                                     ============    ------------
  Other Assets                                                  4.07                                                    4,624,521
  Liabilities                                                 (12.78)                                                 (14,190,560)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $109,871,490
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, convertible preferred, and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 06/30/09.
(D) Defaulted security; interest not accrued.
(E) Illiquid security. At June 30, 2009, the values of these securities amounted to $95,045,313 or 86.51% of net assets.
 ^ Effective yield at purchase
 PIK - Payment-in-kind

















---------------------------------------------------------------------------------------------------------------------------------
30

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 2.84%                                                     BUILDINGS & REAL ESTATE - 1.15%
Gencorp, Inc.                                   $     96,200          K W P I Holdings Corporation                    $  1,058,582
P A S Holdco LLC                                   1,641,076          Owens Corning, Inc.                                   29,100
Visioneering, Inc.                                   973,952          Texas Industries, Inc.                                31,412
Vought Aircraft Industries                           406,250          TruStile Doors, Inc.                                 140,846
                                                ------------                                                          ------------
                                                   3,117,478                                                             1,259,940
                                                ------------                                                          ------------
AUTOMOBILE - 4.00%                                                    CHEMICAL, PLASTICS & RUBBER - 0.13%
Goodyear Tire & Rubber Co.                            50,500          Capital Specialty Plastics, Inc.                     139,733
Jason, Inc.                                          306,112                                                          ------------
Johnson Controls, Inc.                               463,630          CONSUMER PRODUCTS - 7.72%
Nyloncraft, Inc.                                     348,215          Aero Holdings, Inc.                                2,058,053
Ontario Drive & Gear Ltd.                            600,323          Bravo Sports Holding Corporation                   1,161,722
Qualis Automotive LLC                                917,986          G F S I, Inc.                                        264,920
Titan International, Inc.                             63,350          K N B Holdings Corporation                         1,205,737
Transtar Holding Company                           1,309,250          Momentum Holding Co.                                 256,924
United Components, Inc.                              339,725          R A J Manufacturing Holdings LLC                   1,306,155
                                                ------------          Royal Baths Manufacturing Company                    530,310
                                                   4,399,091          The Tranzonic Companies                            1,694,890
                                                ------------          Walls Industries, Inc.                                  --
BEVERAGE, DRUG & FOOD - 4.90%                                                                                         ------------
Anheuser-Busch                                       546,828                                                             8,478,711
Aramark Corporation                                   81,250                                                          ------------
Golden County Foods Holding, Inc.                    902,400          CONTAINERS, PACKAGING & GLASS - 4.30%
Hospitality Mints Holding Company                  1,270,808          Flutes, Inc.                                         262,396
Specialty Commodities, Inc.                        1,384,398          Maverick Acquisition Company                         397,208
Vitality Foodservice, Inc.                         1,203,139          P I I Holding Corporation                          1,505,224
                                                ------------          Packaging Dynamics Corporation of America            321,750
                                                   5,388,823          Paradigm Packaging, Inc.                           1,175,222
                                                ------------          Pliant Corporation                                   572,342
BROADCASTING & ENTERTAINMENT - 2.02%                                  Sealed Air Corporation                               495,540
Citadel Broadcasting Corporation                      16,250          Vitex Packaging Group, Inc.                             --
CKX, Inc.                                            372,225                                                          ------------
Comcast Corporation                                  530,343                                                             4,729,682
Mediacom Broadband LLC                               714,375                                                          ------------
Speedway Motorsports, Inc.                            35,438          DISTRIBUTION - 2.02%
Workplace Media Holding Co.                          548,807          Duncan Systems, Inc.                                 884,704
                                                ------------          FCX Holdings Corporation                           1,329,998
                                                   2,217,438                                                          ------------
                                                ------------                                                             2,214,702
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                31

June 30, 2009
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE,                                             FARMING & AGRICULTURE - 1.81%
MANUFACTURING - 9.37%                                                 Bunge Limited Finance Corporation               $    522,826
A H C Holdings Company, Inc.                    $  1,394,058          Waggin' Train Holdings LLC                         1,469,767
Arrow Tru-Line Holdings, Inc.                        732,447                                                          ------------
C D N T, Inc.                                        775,757                                                             1,992,593
Douglas Dynamics LLC                                 378,300                                                          ------------
K P I Holdings, Inc.                                 916,859          FINANCIAL SERVICES - 0.88%
MEGTEC Holdings, Inc.                              1,320,903          Citigroup, Inc.                                      468,622
Milwaukee Gear Company                             1,369,209          Goldman Sachs Group, Inc.                            500,667
Nortek, Inc.                                          80,250          Highgate Capital LLC                                    --
Postle Aluminum Company LLC                          328,016                                                          ------------
Radiac Abrasives, Inc.                             1,522,568                                                               969,289
Truck Bodies & Equipment International               375,297                                                          ------------
Xaloy Superior Holdings, Inc.                      1,099,451          HEALTHCARE, EDUCATION & CHILDCARE - 5.75%
                                                ------------          A T I Acquisition Company                          2,323,226
                                                  10,293,115          American Hospice Management Holding LLC            1,980,315
                                                ------------          F H S Holdings LLC                                   632,813
DIVERSIFIED/CONGLOMERATE, SERVICE - 11.08%                            HCA, Inc.                                             15,337
A W X Holdings Corporation                           779,380          Synteract Holdings Corporation                     1,365,028
Advanced Technologies Holdings                     1,397,806          Touchstone Health Partnership                           --
Apex Analytix Holding Corporation                  1,042,898                                                          ------------
C R H America, Inc.                                  465,685                                                             6,316,719
Clough, Harbour and Associates                     1,447,967                                                          ------------
Corrections Corporation of America                    73,875          HOME & OFFICE FURNISHINGS, HOUSEWARES,
Crane Rental Corporation                           1,368,270          AND DURABLE CONSUMER PRODUCTS - 11.73%
Diversco, Inc./DHI Holdings, Inc.                    659,713          Avery Dennison Corporation                         2,200,000
Dwyer Group, Inc.                                    813,456          Connor Sport Court International, Inc.             1,378,156
Fowler Holding, Inc.                                    --            H M Holding Company                                     --
Insurance Claims Management, Inc.                     75,742          Home Decor Holding Company                         1,162,317
Iron Mountain, Inc.                                  492,500          Justrite Manufacturing Acquisition Co.               947,270
Mail Communications Group, Inc.                      718,176          K H O F Holdings, Inc.                             1,328,755
Nesco Holdings Corporation                         1,612,931          Monessen Holding Corporation                       1,321,637
Pearlman Enterprises, Inc.                              --            Stanton Carpet Holding Co.                         1,195,326
Tyco International Group                           1,228,053          Transpac Holdings Company                            797,853
                                                ------------          U M A Enterprises, Inc.                              938,110
                                                  12,176,452          U-Line Corporation                                   847,025
                                                ------------          Wellborn Forest Holding Co.                          774,563
ELECTRONICS - 1.41%                                                                                                   ------------
Connecticut Electric, Inc.                         1,013,910                                                            12,891,012
Directed Electronics, Inc.                            21,462                                                          ------------
Electronic Data Systems Corporation                  509,260          LEISURE, AMUSEMENT, ENTERTAINMENT - 2.87%
                                                ------------          International Game Technology                        504,490
                                                   1,544,632          MGM Mirage, Inc.                                      84,125
                                                ------------          O E D Corp/Diamond Jo Company Guarantee              447,500
                                                                      Savage Sports Holding, Inc.                        1,421,885
                                                                      Ticketmaster Entertainment, Inc.                     222,500
                                                                      Tunica-Biloxi Gaming Authority                       475,200
                                                                                                                      ------------
                                                                                                                         3,155,700
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
32

                                              MassMutual Participation Investors

June 30, 2009
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
MACHINERY - 10.10%                                                    NATURAL RESOURCES - 1.72%
A S A P Industries LLC                          $    689,309          Appleton Papers, Inc.                           $    162,500
Davis-Standard LLC                                 1,704,559          Cenveo Corporation                                    33,750
E S P Holdco, Inc.                                 1,224,569          Cytec Industries, Inc.                               598,332
Integration Technology Systems, Inc.                    --            Intrepid Potash, Inc.                                  5,195
K-Tek Holdings Corporation                         1,466,729          Lubrizol Corporation                                 580,877
M V I Holding, Inc.                                  693,951          The Valspar Corporation                              506,223
Manitowoc Company, Inc.                               73,875                                                          ------------
Morton Industrial Group, Inc.                           --                                                               1,886,877
Navis Global                                         173,737                                                          ------------
NetShape Technologies, Inc.                          674,842          OIL & GAS - 1.33%
Pacific Consolidated Holdings LLC                    672,976          Denbury Resources, Inc.                               25,688
Power Services Holding Company                     1,448,781          Quicksilver Resources, Inc.                          273,000
R E I Delaware Holding, Inc.                       1,341,010          Transocean, Inc.                                     440,625
Safety Speed Cut Manufacturing Company, Inc.         316,185          Total E & S, Inc.                                    718,641
Stewart & Stevenson LLC                              617,400                                                          ------------
                                                ------------                                                             1,457,954
                                                  11,097,923                                                          ------------
                                                ------------          PHARMACEUTICALS - 1.31%
MEDICAL DEVICES/BIOTECH - 3.88%                                       CorePharma LLC                                     1,434,586
Coeur, Inc.                                          690,549                                                          ------------
E X C Acquisition Corporation                        165,802          PUBLISHING/PRINTING - 0.12%
ETEX Corporation                                        --            Sheridan Acquisition Corporation                     135,000
MedSystems Holdings LLC                              689,002                                                          ------------
MicroGroup, Inc.                                   2,020,907          RETAIL STORES - 2.93%
OakRiver Technology, Inc.                            701,637          Ahold Finance USA, Inc.                                 --
TherOX, Inc.                                            --            Autozone, Inc.                                     2,110,000
                                                ------------          CVS Caremark Corporation                             502,584
                                                   4,267,897          Olympic Sales, Inc.                                  151,031
                                                ------------          Rental Service Corporation                           140,437
MINING, STEEL, IRON & NON PRECIOUS                                    United Rentals, Inc.                                 315,250
METALS - 2.39%                                                                                                        ------------
Allegheny Technology, Inc.                           529,853                                                             3,219,302
T H I Acquisition, Inc.                            1,387,733                                                          ------------
Teck Cominco, Ltd.                                   100,525          TECHNOLOGY - 3.24%
Tube City IMS Corporation                            612,500          Compucom Systems, Inc.                               554,425
                                                ------------          Sencore Holding Company                            1,384,962
                                                   2,630,611          Smart Source Holdings LLC                          1,615,070
                                                ------------                                                          ------------
                                                                                                                         3,554,457
                                                                                                                      ------------
                                                                      TELECOMMUNICATIONS - 2.52%
                                                                      All Current Holding Company                          669,621
                                                                      Intelsat Bermuda Ltd.                                610,650
                                                                      ITC^DeltaCom, Inc.                                    94,588
                                                                      Telecorps Holdings, Inc.                           1,390,532
                                                                                                                      ------------
                                                                                                                         2,765,391
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                33

June 30, 2009
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
TRANSPORTATION - 1.81%                                                WASTE MANAGEMENT / POLLUTION - 2.70%
NABCO, Inc.                                     $    215,846          Allied Waste NA                                 $    502,500
Tangent Rail Corporation                           1,777,894          Terra Renewal LLC                                  1,394,993
                                                ------------          Torrent Group Holdings, Inc.                       1,066,829
                                                   1,993,740                                                          ------------
                                                ------------                                                             2,964,322
UTILITIES - 0.68%                                                                                                     ------------
Allegheny Energy Supply                              520,246          TOTAL INVESTMENTS - 108.71%                     $119,437,529
El Paso Corporation                                   27,125                                                          ============
Inergy LP                                             71,438
Markwest Energy Operating Co.                         29,050
N R G Energy, Inc.                                    96,500
                                                ------------
                                                     744,359
                                                ------------













See Notes to Consolidated Financial Statements
----------------------------------------------------------------------------------------------------------------------------------
34

                                              MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)


1. HISTORY

   MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as common stock, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

   On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMPI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A . VALUATION OF INVESTMENTS:

   Valuation of a security in the Trust's portfolio is made on the basis of the market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a transaction that is exempt from registration under the 1933 Act.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations,

--------------------------------------------------------------------------------

(UNAUDITED)

   the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $95,045,313 (86.51% of net assets) as of June 30, 2009 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of June 30, 2009, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   Effective January 1, 2008, the Trust adopted FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance.

   Various inputs are used in determining the value of the Trust's investments. Using the hierarchy established under FAS 157, these inputs are summarized in the three broad levels listed below:

       Level 1: quoted prices in active markets for identical securities

       Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

       Level 3: significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

   The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The following is a summary of the inputs used to value the Trust's net assets as of June 30, 2009:

   ASSETS                      TOTAL       LEVEL 1      LEVEL 2       LEVEL 3
   -----------------------------------------------------------------------------
   Restricted Securities   $ 99,123,247     $ --     $ 4,077,934    $95,045,313
   Public Securities         16,004,282     493,470   15,510,812            --
   Short-term Securities      4,310,000       --       4,310,000            --
   -----------------------------------------------------------------------------
   TOTAL                   $119,437,529    $493,470  $23,898,746    $95,045,313

   Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                            RESTRICTED      PUBLIC     SHORT-TERM
   ASSETS                   SECURITIES    SECURITIES   SECURITIES      TOTAL
   -----------------------------------------------------------------------------
   Beginning balance
   at 12/31/2008           $ 97,424,749      $ --         $ --      $97,424,749

   Total gains or losses
   (realized/unrealized)
   included in earnings*     (6,203,469)       --           --       (6,203,469)

   Purchases, sales, issuances
   & settlements (net)        3,824,033        --           --        3,824,032

   Transfers in and /
   or out of Level 3                --         --           --              --
   -----------------------------------------------------------------------------
   ENDING BALANCE
   AT 06/30/2009           $ 95,045,313      $ --         $ --      $95,045,313

   *The amount of net losses for the period included in earnings attributable to the change in unrealized gains or losses relating to Level 3 assets still held at 06/30/09 is $(6,356,510).

   B. ACCOUNTING FOR INVESTMENTS:

   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at
--------------------------------------------------------------------------------
36

                                              MassMutual Participation Investors

(UNAUDITED)

   the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:

   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's PRO RATA share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the six months ended June 30, 2009, the MMPI Subsidiary Trust has not accrued any income tax expense.

   In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). Management has analyzed the Trust's tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for uncertain income tax positions would be required in the Trust's financial statements. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

   E. DISTRIBUTIONS TO SHAREHOLDERS:

   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   F. EXPENSE REDUCTION:

   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the six months ended June 30, 2009, there were no credit balances used to reduce custodian fees.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES CONTRACT

   A. SERVICES:

   Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   B. FEE:

   For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

   C. BASIS FOR BOARD RENEWAL OF CONTRACT:

   At a meeting of the Board of Trustees held on April 24, 2009, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one year continuance of the Contract.

   Prior to the meeting, the Board of Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Board of Trustees' legal responsibilities in connection with its review and reapproval of the Contract. The Board of Trustees also requested and received from Babson Capital extensive written and oral information regarding among other matters: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's
--------------------------------------------------------------------------------
37

(UNAUDITED)

   investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangement between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

   Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of the continuance of the Contract. These considerations are summarized below.

   NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST

   In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital to the Trust under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Board of Trustees concluded that, overall, it is satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the renewed Contract.

   INVESTMENT PERFORMANCE

   The Board also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

   ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS

   In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than MassMutual Corporate Investors ("MMCI"), which also is advised by Babson Capital. Under the terms of MMCI Investment Services Contract, with Babson Capital, MMCI is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P., Tower Square Capital Partners II, L.P., and Tower Square Capital Partners III, L.P., each a private mezzanine fund also managed by Babson Capital.

   At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Board also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements. The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.
--------------------------------------------------------------------------------
38

                                              MassMutual Participation Investors

(UNAUDITED)

   ECONOMIES OF SCALE

   Finally, the Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions was at least $200 million whereas the Trusts' current net assets are near $105 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4. SENIOR SECURED INDEBTEDNESS

   MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2009, the Trust incurred total interest expense on the Note of $348,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5. PURCHASES AND SALES OF INVESTMENTS

                                                        FOR THE SIX
                                                        MONTHS ENDED
                                                         06/30/2009
                                                  COST OF     PROCEEDS FROM
                                                INVESTMENTS      SALES OR
                                                  ACQUIRED      MATURITIES
                                                  --------      ----------
   Corporate restricted securities              $ 7,318,299    $ 2,981,937
   Corporate public securities                    6,039,002      8,133,516

   The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of June 30, 2009. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of June 30, 2009 is $20,763,956 and consists of $9,873,634 appreciation and $30,637,590 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                      MARCH 31, 2009
                                                  AMOUNT        PER SHARE
                                                  ------        ---------
   Investment income                            $ 3,196,335
   Net investment income                          2,655,746       $ 0.27
   Net realized and unrealized
   loss on investments (net of taxes)            (7,386,587)       (0.75)


                                                      JUNE 30, 2009
                                                  AMOUNT        PER SHARE
                                                  ------        ---------
   Investment income                            $ 2,895,878
   Net investment income                          2,319,080       $ 0.23
   Net realized and unrealized
   gain on investments (net of taxes)             4,384,624         0.45

7. RESULTS OF SHAREHOLDER MEETING

   The Annual Meeting of Shareholders was held on Friday, April 24, 2009. The Shareholders were asked to vote to elect as trustees William J. Barrett, Martin T. Hart, and Clifford M. Noreen for three year terms. The Shareholders approved the proposals. The Trust's other trustees, Donald E. Benson, Michael
   H. Brown, Donald Glickman, Robert E. Joyal, Corine T. Norgaard, and Maleyne
   M. Syracuse continued to serve their respective terms following the April 24, 2009 Annual Shareholders Meeting. The results of the Shareholder voting are set forth below.

                                                                     % OF SHARES
   SHARES FOR                                WITHHELD      TOTAL      VOTED FOR
   -----------------------------------------------------------------------------
   William J. Barrett
   8,247,181                                 379,674     8,626,855      95.60%
   Martin T. Hart
   8,241,928                                 384,927     8,626,855      95.54%
   Clifford M. Noreen
   8,249,957                                 376,898     8,626,855      95.63%

--------------------------------------------------------------------------------
39
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
                                              MassMutual Participation Investors

MEMBERS OF THE BOARD OF
TRUSTEES

Donald Glickman

Robert E. Joyal

William J. Barrett

Michael H. Brown*

Donald E. Benson*

Dr. Corine T. Norgaard*

Clifford M. Noreen

Martin T. Hart

Maleyne M. Syracuse

*Member of the Audit Committee

OFFICERS

Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Patricia J. Walsh
Vice President, Secretary
& Chief Legal Officer

Jill A. Fields
Vice President

Michael P. Hermsen
Vice President

Mary Wilson Kibbe
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

John T. Davitt, Jr.
Comptroller

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distributions.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in anyway, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Transfer Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673.

[LOGO]

MassMutual
Participation Investors



















PI3555

ITEM 2.  CODE OF ETHICS.

         Not applicable for this filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable for this filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable for this filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable for this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS

         A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable for this filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to this filing. There have been no changes in any of the Portfolio Managers identified in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           September 9, 2009
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           September 9, 2009
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President and
                Chief Financial Officer
                ----------------------------------
Date:           September 9, 2009
                ----------------------------------